                                                                            4(a)



COMMON SHARES      [CORPORATE LOGO OF BIG LOTS]      COMMON SHARES

THIS CERTIFICATE IS TRANSFERABLE                         SHARES
    IN CLEVELAND, OHIO AND
      NEW YORK, NEW YORK

                                                    SEE REVERSE FOR
                                                  CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS
   OF THE STATE OF OHIO                            CUSIP 089302 10 3

THIS CERTIFIES THAT



IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE PER SHARE, OF
                                 BIG LOTS, INC.

                              [SHARE CERTIFICATE]

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.



Dated:

COUNTERSIGNED AND REGISTERED:       [SIGNATURE OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER]        [SIGNATURE OF VICE CHAIRMAN AND
   NATIONAL CITY BANK               CHAIRMAN AND CHIEF EXECUTIVE OFFICER                         CHIEF ADMINISTRATIVE OFFICER]
     (CLEVELAND, OHIO)                                                                                VICE CHAIRMAN AND
         TRANSFER AGENT                                                                          CHIEF ADMINISTRATIVE OFFICER
         AND REGISTRAR

                                                [SIGNATURE OF GENERAL COUNSEL AND CORPORATE SECRETARY]
       AUTHORIZED SIGNATURE                             GENERAL COUNSEL AND CORPORATE SECRETARY

[STATUE OF LIBERTY PHOTO]

NUMBER

BL

[BIG LOTS INC. CORPORATE SEAL OHIO ARTWORK]

BANKNOTE CORPORATION OF AMERICA

                                 BIG LOTS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE RECORD HOLDER OF THIS CERTIFICATE WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out full according to applicable laws or regulations:

     TEN COM - as tenants in common                  UNIF GIFT MIN ACT -           Custodian
                                                                        ----------           ---------
                                                                          (Cust)              (Minor)
     TEN ENT - as tenants by the entireties
                                                                        under Uniform Gifts to Minors
     JT TEN  - as joint tenants with right of
               survivorship and not as tenants                          Act
               in common                                                   ----------------------------
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, ______________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

    _________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________ of the shares represented by the within Certificate and does hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises

Dated, ________________________



     X ____________________________________________
                        (SIGNATURE)




     X ____________________________________________
                        (SIGNATURE)






     ______________________________________________
     ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
     MUST CORRESPOND WITH THE NAME AS WRITTEN
     UPON THE FACE OF THE CERTIFICATE IN EVERY
     PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT,
     OR ANY CHANGE WHATEVER.


     THE SIGNATURE(S) MUST BE GUARANTEED BY AN
     ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
     SECURITIES BROKER/DEALER, COMMERCIAL BANK &
     TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION
     OR A CREDIT UNION PARTICIPATING IN A MEDALLION
     PROGRAM APPROVED BY THE SECURITIES TRANSFER
     ASSOCIATION, INC.